Exhibit 99.1

Safe Harbor Legal Disclaimer This presentation contains "forward - looking statements" within the meaning of the Private Securities Litigation Reform Act of 19 95 that involve significant risks and uncertainties about Plug Power Inc. ("PLUG"), including but not limited to statements a bou t PLUG's expectations regarding its 2020 and future gross billings guidance; expectations regarding future financial and other targets, including a cti on plans in place to achieve such targets; statements regarding the planned joint venture with Renault, including when and if th e joint venture will occur, the scope and terms of the joint venture, the potential LCV market share related to the planned joint venture, and the expected e xpa nsion into European markets; statements regarding the planned joint venture with SK Group, including when and if the joint ve ntu re will occur, the scope and terms of the joint venture and the potential growth and revenue related to the planned joint venture, the expected exp ansion into Asian markets, and the expected timing of the closing of the investment transaction; statements regarding PLUG’s out look, growth, strategies and drivers for growth; statements regarding PLUG’s total addressable market and market opportunity and penetratio n; statements regarding expansion opportunities in Europe and Asia - Pacific; expectations regarding the anticipated and growth of th e hydrogen economy and PLUG’s presence in the hydrogen economy; PLUG’s expectations regarding the green hydrogen pipeline and the amount of green hydrogen generation per day; statements regarding PLUG’s partnerships, joint ventures and customers; and PLUG’s expecta ti ons regarding expansion in the core market of material handling and projected material handling demand in the future. You are cauti oned that such statements should not be read as a guarantee of future performance or results, and will not necessarily be acc ura te indications of the times that, or by which, such performance or results will have been achieved. Such statements are subject to risks and uncert ain ties that could cause actual performance or results to differ materially from those expressed in these statements. In particu lar , the risks and uncertainties include, among other things, the risk that we continue to incur losses and might never achieve or maintain prof ita bility; the risk that we will need to raise additional capital to fund our operations and such capital may not be available t o u s; the risk of dilution to our stockholders and/or stock price should we need to raise additional capital; the risk that our lack of extensive experience in ma nufacturing and marketing products may impact our ability to manufacture and market products on a profitable and large - scale com mercial basis; the risk that unit orders may not ship, be installed and/or converted to revenue, in whole or in part; the risk that a loss of one or mor e of our major customers, or if one of our major customers delays payment of or is unable to pay its receivables, a material adv erse effect could result on our financial condition; the risk that a sale of a significant number of shares of stock could depress the market price of our co mmo n stock; the risk that our convertible senior notes, if settled in cash, could have a material effect on our financial result s; the risk that our convertible note hedges may affect the value of our convertible senior notes and our common stock; the risk that negative publicity related to ou r business or stock could result in a negative impact on our stock value and profitability; the risk of potential losses rela ted to any product liability claims or contract disputes; the risk of loss related to an inability to maintain an effective system of internal controls; our abil ity to attract and maintain key personnel; the risks related to the use of flammable fuels in our products; the risk that pending o rders may not convert to purchase orders, in whole or in part; the cost and timing of developing, marketing and selling our products; the risks of delays in or no t completing our product development goals; our ability to obtain financing arrangements to support the sale or leasing of ou r p roducts and services to customers; our ability to achieve the forecasted gross margin on the sale of our products; the cost and availability of fuel and fueling infrastructures for our products; the risks, liabilities, and costs related to environmental, health and safety matte rs ; the risk of elimination of government subsidies and economic incentives for alternative energy products; market acceptance of our products and services, in cluding GenDrive, GenSure and GenKey systems; our ability to establish and maintain relationships with third parties with res pec t to product development, manufacturing, distribution and servicing, and the supply of key product components; the cost and availability o f c omponents and parts for our products; the risk that possible new tariffs could have a material adverse effect on our business ; o ur ability to develop commercially viable products; our ability to reduce product and manufacturing costs; our ability to successfully market, dist rib ute and service our products and services internationally; our ability to improve system reliability for our products; compet iti ve factors, such as price competition and competition from other traditional and alternative energy companies; our ability to protect our intellectual pro perty; the risk of dependency on information technology on our operations and the failure of such technology; the cost of com ply ing with current and future federal, state and international governmental regulations; our subjectivity to legal proceedings and legal compliance; the ri sks associated with potential future acquisitions; the volatility of our stock price; and other risks and uncertainties reference d in our public filings with the Securities and Exchange Commission (the “SEC”). For additional disclosure regarding these and other risks faced by PLUG, see di sclosures contained in PLUG's public filings with the SEC, including the "Risk Factors" section of PLUG's Annual Report on Fo rm 10 - K for the year ended December 31, 2019 and Quarterly Reports on Form 10 - Q for the quarters ended March 31, 2020, June 30, 2020 and September 30 , 2020. You should consider these factors in evaluating the forward - looking statements included in this presentation and not pla ce undue reliance on such statements. The forward - looking statements are made as of the date hereof, and PLUG undertakes no obligation to update such statements as a result of new information. In addition, the industry and market data contained in this presentation is based either on our management's own estimates or on independent industry publications, reports by market research firms or other published independent sources. Although we belie ve these sources are reliable, we have not independently verified the information and cannot guarantee its accuracy and completeness, as industry and market data are subject to change and cannot always be verified with complete certainty due to limits on the availability and r eliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties inherent in any statistical survey of mar ket shares. Accordingly, you should be aware that the industry and market data contained in this presentation, and estimates and beliefs based on such data, may not be reliable. Unless otherwise indicated, all information contained in this presentation concerning our industry in general or any segment thereof, including information regarding our general expectations and market opportunity, is based on ma nagement's estimates using internal data, data from industry related publications, consumer research and marketing studies and other externally ob tai ned data. Certain financial or other projections are based on management estimates, currently available information and assumpt ions that may change. Accordingly, there can be no assurance that we will achieve our projected financial or other expectations. The expecta tions are inherently subject to significant economic, competitive and other uncertainties and contingencies, many of which ar e b eyond the control of management. Actual results may vary materially based on a number of factors. For reference in the following slides, gross billings is based on the invoice value of equipment deployed and services render ed. Invoice value of equipment is measured on a relative basis using cash value within contracts with customers and it is attribu te d to the period in which the equipment is deployed. To that amount, the Company adds the invoice value for services rendered in the period. These services in clude fuel provided, extended warranty contracts serviced, power provided under Power Purchase agreements, etc. The Company’s ob jective in presenting gross billings is to present to investors an operating metric that conveys commercial growth over time. Management al so uses this operating metric as a measurement of commercial growth, as well as establishing performance targets, annual budg ets and makes operating decisions based in part on gross billings. The significant estimates and assumptions underlying the metric include the allocation of revenue, excluding the provision for warrants, based on relative stand alone selling prices used in our GAAP re ve nue numbers.

Established Plug as global leader in green hydrogen solutions Strategic acquisitions and partnerships Continued to expand in core market of material handling Added 4 th pedestal customer Expanded presence in on - road applications Agreement to establish a joint venture with Renault and other partnerships 2020: Solidified Global Leadership Position Expanded global presence in hydrogen economy Strategic investment from SK to establish a joint venture targeting select Asian markets Exceeded 2020 gross billings target and raising 2021 estimates Increasing 2024 gross billings target by >40%

Key Focus Areas in 2021 Successfully launch JVs with Renault and SK Group providing a global footprint 1 Expand customer relationships across all businesses to achieve $750M in gross billings in 2022 Continue to expand via partnerships, joint ventures and acquisitions in the hydrogen ecosystem Accelerate expansion in green hydrogen generation business (1) Joint ventures are subject to signing of definitive agreements.

On-Road and European Expansion: Creation of a 50/50 JV with Groupe Renault (1)

Plug Power is a leading provider of clean hydrogen and fuel cell solutions

- ✓ Significant field experience with over 40,000 operating units [2] in the material handling market and over 100 refuelling stations [2]
- ✓ Technological leadership: best-in-class performance, durability and one of the smallest stacks in the market
- ✓ Large fuel cell manufacturing capabilities
- ✓ Dominion of the whole hydrogen value chain enabling to provide a one-stop-shop solution
- ✓ Blue chip customers in logistics such as Amazon and Walmart

Groupe Renault is a leader in electric vehicles across Europe

- ✓ OEM industrial manufacturing know-how and capabilities
- ✓ Vehicle design and certification expertise, large components supply base
- ✓ Pioneering experience in new energies and strong position in electric light commercial vehicles in Europe
- ✓ Iconic LCV models such as Renault Master and Renault Trafic with high market share across Europe
- ✓ Unparalleled European dealer's network
- ✓ Large European corporate client portfolio

50/50 — *Joint-venture based in France, expected by the end of the first half of 2021*

2021 — *Expected beginning of commercialisation with pilot fleet deployments*

30% — *Targeting market share of fuel cell LCV market in Europe by 2030*

Notes:
1. Joint venture with Renault is subject to the entry of definitive agreements
2. Rounded figures, excludes stationary units

Plug Power and SK Group Form Strategic Partnership to Accelerate Growth of Hydrogen Economy in Asian Markets (1)

- ✓ On January 6th, 2021, Plug Power and SK Group announced plans to form a strategic partnership and joint venture
- ✓ The partnership includes a $1.5Bn strategic investment from SK Group into Plug Power
- ✓ SK Group is one of the leading South Korean conglomerates with a significant presence throughout Asia's energy industry
- ✓ The partnership looks to leverage SK's leadership in chemicals, petroleum and energy as well as Plug's leading hydrogen platform
- ✓ Together, the companies look to accelerate the growth of the hydrogen economy and establish a foothold in the rapidly growing Asian markets

South Korean Government's 2040 Targets (2)

- 6MM+ hydrogen fuel cell vehicles
- 1,200 hydrogen refueling stations
- 15,000 MW stationary hydrogen fuel cell capacity
- 5MM+ tons of hydrogen produced per year
- ~US$40Bn cumulative economic value

Partnership Target Areas



H2

Fuel Cells Systems + Fueling Infrastructure + Electrolyzers + Green Hydrogen

Notes:

1. Strategic equity investment is expected to close in the first quarter of 2021. We cannot assure you that the strategic equity investment will close on the anticipated schedule or at all
2. Based on South Korea Ministry of Trade Industry and Energy, Hydrogen Economy Roadmap, published in January 2019

Raising Guidance and Targets Gross Billings Projections ($ in millions) Raising 2021 Guidance by $25M

Plug’s Building Blocks to Become Industry Leader in a $10T Hydrogen Economy Driving adoption in core, on - road and stationary power markets Strong balance sheet to accomplish goals organically and through strategic acquisitions to become an undeniable leader in hydrogen economy Investing in capabilities to expand industry and geographic footprints Establishing foundation to be major player in green hydrogen economy Notes: 1. Based on Bloomberg New Energy Finance (March 30, 2020) estimates of over $11Tn of hydrogen investment in production, storage and transport infrastructure in a “strong policy” scenario

Building the necessary foundation to be an industry leader in the $10T hydrogen economy.

Corporate Headquarters 968 Albany Shaker Road, Latham, NY 12110 plugpower.com